Exhibit 10.71.1

AMENDMENT NO. 1 TO PURCHASE AGREEMENT

This Amendment No. 1 (the “Amendment”) is entered into as of February 29, 2008, and amends the Purchase Agreement in respect of Teleradiokompaniya 31st Kanal LLP dated as of January 25, 2008 (the “Purchase Agreement”), by and among CTC Media, Inc., a Delaware corporation (the “Purchaser”); “Art Media Capital” Closed Unit Investment Fund of Risk Investments (the “Seller”), under the management of Kazkommerts Securities JSC, a joint stock corporation organized under the laws of the Republic of Kazakhstan; Verny Capital JSC, a joint stock company organized under the laws of the Republic of Kazakhstan (the “Guarantor”); “Vernye Investitsyi” Closed Unit Investment Fund of Risk Investments (the “Holder”) under the management of the Guarantor; and Teleradiokompaniya 31st Kanal LLP, a limited liability partnership organized under the laws of the Republic of Kazakhstan (the “Target”).

WHEREAS, the Parties wish to make the amendments to the Purchase Agreement set forth below;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and in the Purchase Agreement and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                       Waiver; Amendment.

(a)                                  For purposes of the Closing on February 29, 2008, the Purchaser hereby waives the provisions of Section 5.1(e) of the Purchase Agreement.

(b)                                 The fifth sentence of Section 2.5(b) of the Purchase Agreement is hereby deleted and the following inserted in lieu thereof:

“All shares or participation interests of each Target Subsidiary are (or as of the date specified in Section 1.6(b) will be held or owned directly by the Target free and clear of any restrictions on transfer, claims, security interests, options, warrants, rights, contracts, calls, commitments, equities and demands.”

2.                                       Actions following the Closing.  The current text of Section 1.6 of the Purchase Agreement is hereby re-designated as subsection “(a)” thereof, and the following new subsections of Section 1.6 are hereby inserted:

“(b)                           As soon as practicable following the Closing, and in any event no later than March 31, 2008, the Warrantors shall cause the transfer to the Target of the legal, record and beneficial ownership of all shares or participation interests of each Target Subsidiary to be completed (collectively, the “Transfer”).

(c)                                  Each Warrantor shall use its Reasonable Best Efforts to ensure that the Transfers are completed no later than March 31, 2008, as set out above.”

3.                                       Consideration; Retention Amount.

(a)                                  Notwithstanding the provisions of Section 1.2(a) of the Purchase Agreement, the amount of the Consideration due at Closing shall be Fifty-Five Million U.S. dollars ($55,000,000.00), less fifty percent (50%) of the amount of Net Debt shown on the Closing Statement delivered pursuant to paragraph 1.2(b) of the Purchase Agreement.

(b)                                 Additional Consideration in an amount equal to Ten Million U.S. dollars ($10,000,000.00) shall be retained by the Purchaser pending completion of the Transfer (the “Retention Amount”).

(c)                                  No later than two (2) business days following the completion of the Transfer, the Warrantors shall deliver a certificate (the “Confirmation Certificate”) to the Counsel to Purchaser confirming:

(i)                                     that the Transfer has been completed;

(ii)                                  that the representations and warranties of the Warrantors are true and correct in all material respects as of such date as though made as of such date, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date); and

(iii)                               that each Target Subsidiary is a wholly owned Subsidiary of the Target and that the Target has no Subsidiaries other than the Target Subsidiaries and Subsidiaries indicated in Section 5.1(e) of the Purchase Agreement.

(d)                                 Within two (2) business days of receipt of the Confirmation Certificate, the Purchaser shall pay (by wire transfer) to the Seller the Retention Amount, and shall provide a SWIFT confirmation number in respect thereof.

4.                                       Section 1.3(a) is hereby amended as follows:

“(a)                            within fifteen (15) calendar days after the delivery by the Seller to the Purchaser of the Financial Statements pursuant to Section 4.7, the Purchaser shall prepare and deliver to the Seller a schedule (the “Post-Closing Statement”) setting forth the final calculation of Net Debt as of the Closing Date.  An amount equal to fifty percent (50%) of the difference between the Net Debt set forth on the Post-Closing Statement and the Net Debt set forth on the Closing Statement, if any, shall be referred to as the “Adjustment Amount”.”

5.                                       The following new Section 1.9 is hereby inserted:

“1.9                           Account Details.  All cash payments required hereunder shall be made to the following accounts (unless otherwise specified in advance in writing by the intended recipient thereof):

If to the Seller:

Beneficiary:	Art Media Capital Investment Fund
Account:	103 070 264
Beneficiary Bank:	Kazkommertsbank, Almaty, Kazakhstan
SWIFT:	KZKOKZKX
Correspondent Bank:	Bank of New York, New York, NY, USA
CORR/ACC:	890-0223-057
SWIFT:	IRVT US 3N
CHIPS:	0001

If to the Purchaser:

Bank Name:	Wells Fargo Bank, N.A.
Bank Address:	PO Box 63020, San Francisco, CA 94163
Beneficiary Name:	CTC Media, Inc.
Account No:	412-9875944
SWIFT Code:	WFBIUS6S
ABA	121000248”

6.                                       Section 2.5(c) is hereby amended as follows:

“The Target does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity other than the Target Subsidiaries and (i) Corporate Fund “Fund for Support of Independent Journalists of Kazakhstan”, registration number 48410-1910-F-d, registered at 498 Seifullin Avenue, Almaty, Kazakhstan, (ii) Association of Legal Entities in the Form of Association “National Association of Teleradiobroadcasters of Kazakhstan”, registration number 37601-1910-OYuL, registered at 76/109 Abai Avenue, Almaty, Kazakhstan, and (iii) “Turen” Limited Liability Partnership, registration number 42900-1910-TOO, registered at 498 Seifullin Avenue, Almaty, Kazakhstan.”

7.                                       The first sentence of Section 2.6 (“Financial Statements”) is hereby amended as follows:

“The Seller will provide to the Purchaser the Financial Statements, including the balance sheets of each such company dated December 31, 2007 (the “Balance Sheets”), prior to or on March 31, 2008.”

8.                                       Section 2.8 (“Undisclosed Liabilities”) is hereby amended as follows:

“2.8                           Undisclosed Liabilities; Working Capital.

(a)                                  None of the Target or the Target Subsidiaries has any material liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for liabilities set forth at Section 2.8 and Section 2.15 of the Disclosure Schedule.

(b)                                 The working capital of the Target Group as of Closing is sufficient to continue to fund the operations of the Target Group in the Ordinary Course of Business.”

9.                                       The following new Section 4.7 is hereby inserted:

“4.7                           Delivery of Financial Statements.  The Seller will provide to the Purchaser the Financial Statements  prior to or on March 31, 2008.”

10.                                 Section 5.1(e) is hereby amended as follows:

“Target Subsidiaries.  Each Target Subsidiary shall be a wholly owned Subsidiary of the Target and the Target shall have no Subsidiaries other than the Target Subsidiaries and (i) Corporate Fund “Fund for Support of Independent Journalists of Kazakhstan”, registration number 48410-1910-F-d, registered at 498 Seifullin Avenue, Almaty, Kazakhstan, (ii) Association of Legal Entities in the Form of Association “National Association of Teleradiobroadcasters of Kazakhstan”, registration number 37601-1910-OYuL, registered at 76/109 Abai Avenue, Almaty, Kazakhstan, and (iii) “Turen” Limited Liability Partnership, registration number 42900-1910-TOO, registered at 498 Seifullin Avenue, Almaty, Kazakhstan.”

11.                                 The heading of the current Section 6.2 is hereby renamed “Specific Indemnities”, the current text of Section 6.2 is hereby re-designated as subsection “(a)” thereof, and the following new subsection (b) of Section 6.2 is hereby inserted:

“(b)                           Without limiting the generality of the obligations set forth in Section 6.1, the Warrantors shall specifically indemnify the Target and the Purchaser against any and all liabilities or claims of any nature arising out of or in connection with the liquidation, sale or alienation, whether occurring prior to or following Closing, of any of the following entities:

(i)                                     Corporate Fund “Fund for Support of Independent Journalists of Kazakhstan”, registration number 48410-1910-F-d, registered at 498 Seifullin Avenue, Almaty,

(ii)                                  Association of Legal Entities in the Form of Association “National Association of Teleradiobroadcasters of Kazakhstan”, registration number 37601-1910-OYuL, registered at 76/109 Abai Avenue, Almaty,

(iii)                               Turen Limited Liability Partnership, registration number 42900-1910-TOO, located at 498 Seifullin Prospekt, City of Almaty.

12.                                 The Parties hereby agree that prior to or on March 31, 2008, the Target must provide the Purchaser with the documents confirming that:

12.1                           the Target has disposed of its shares or participation interest, or terminated its participation or membership, in (i) Corporate Fund “Fund for Support of Independent Journalists of Kazakhstan”, registration number 48410-1910-F-d, registered at 498 Seifullin Avenue, Almaty, Kazakhstan, (ii) “Turen” Limited Liability Partnership, registration number 42900-1910-TOO, registered at 498 Seifullin Avenue, Almaty, Kazakhstan, and (iii) “International Academy of Humanities” Limited Liability Partnerhsip, registration number 1829-1910-TOO.

13.                                 The definition of “Net Debt” set forth in Article VIII is hereby amended as follows:

““Net Debt” shall mean the sum of (1) short-term and long-term interest bearing liabilities and repayable financial facilities or borrowings, less cash and cash equivalents of the Target Group on a consolidated basis, plus (2) the sum of any material liabilities not set forth at Section 2.8 and Section 2.15 of the Disclosure Schedule.”

14.                                 Miscellaneous.

(a)                                  Defined Terms.  Capitalized terms used, but not defined, herein have the respective meanings ascribed to them in the Purchase Agreement.

(b)                                 Entire Agreement.  This Amendment together with the Purchase Agreement (including the exhibits and Schedules thereto) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, with respect to the subject matter hereof and thereof.

(c)                                  Incorporation by Reference.  The provisions of Article IX of the Purchase Agreement are hereby incorporated herein by reference and shall, mutatis mutandis, apply to this Amendment.

(d)                                 Ratification.  The Purchase Agreement remains in full force and effect, except as specifically modified by this Amendment, and the terms and conditions thereof, as specifically modified by this Amendment, are hereby ratified and confirmed.

*****

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

PURCHASER: CTC MEDIA, INC.

By:	/s/ Viacheslav Sinadski
	Name:	Viacheslav Sinadski
	Title:	Attorney-in-Fact and Authorized Signatory

SELLER: “ART MEDIA CAPITAL” CLOSED UNIT INVESTMENT FUND OF RISK INVESTMENTS UNDER THE MANAGEMENT OF KAZKOMMERTS SECURITIES JSC

By:	/s/ Talgat Kamarov
Talgat Kamarov
Managing Director

HOLDER: “VERNYE INVESTITSYI” CLOSED UNIT INVESTMENT FUND OF RISK INVESTMENTS UNDER THE MANAGEMENT OF VERNY CAPITAL JSC

By:	/s/ Talgat Abdukhalikov
Talgat Abdukhalikov
Chairman of the Board

GUARANTOR: VERNY CAPITAL JSC

By:	/s/ Talgat Abdukhalikov
Talgat Abdukhalikov
Chairman of the Board

TARGET: TELERADIOKOMPANIYA 31ST KANAL LLP

By:	/s/ Nurzhan Mukhamejanova
Nurzhan Mukhamejanova
Executive Director